UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 7, 2026
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
During the Annual Meeting on May 7, 2026, the stockholders of Encompass Health Corporation (the “Company”) voted on the following:
1.election of the 10 persons nominated by the Company’s board of directors;
2.ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and
3.approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on April 7, 2026 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
As of the record date for the Annual Meeting, there were 99,565,304 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 92.5% of the combined voting power of the common stock were represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:
•Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
Greg D. Carmichael	83,864,985	2,589,495	65,761
Edward M. Christie III	85,754,908	700,355	64,978
Cain A. Hayes	84,565,203	1,890,393	64,645
Joan E. Herman	84,637,706	1,813,918	68,617
Leslye G. Katz	84,171,691	2,280,317	68,233
Kevin J. O’Connor	84,595,415	1,858,465	66,361
Christopher R. Reidy	84,905,561	1,549,741	64,939
Nancy M. Schlichting	85,532,660	921,686	65,895
Mark J. Tarr	85,902,549	552,777	64,915
Terrance Williams	84,973,303	1,467,143	79,795

•Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
88,444,873	3,608,490	68,452
•Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
83,410,829	3,006,776	102,636
Proposals 1 and 3 each received 5,601,574 broker non-votes. There were no broker non-votes on Proposal 2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary

Dated: May 11, 2026